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                                                                   EXHIBIT 23.2
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                       CONSENT OF MAULDIN & JENKINS, LLC
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     We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 23, 1998 with respect to consolidated financial statements of Golden Isles Financial Holdings, Inc. incorporated by reference to its annual report filed on Form 10-KSB for the year ending December 31, 1997, filed with the Securities and Exchange Commission March 30, 1998.


                                       /S/ MAULDIN & JENKINS, LLC
                                       --------------------------
                                       MAULDIN & JENKINS, LLC


Date: November 13, 1998